EXHIBIT 2.4
                            Share Exchange Agreement

                            SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is dated the 31st day of January, 2004, by and among UNITECH ENERGY CORP., a Nevada corporation (the "Buyer"), UNITECH ENERGY CORP., an Alberta corporation (the "Company") and the SHAREHOLDERS of the Company (the "Shareholders") (hereinafter collectively referred to as the "Parties").

     WHEREAS the Buyer desires to exchange its shares (The "Buyer Shares") for all of the issued and outstanding shares of capital stock of the Company (the "Company Shares") from the Shareholders for the consideration and upon the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the provisions and the respective agreements hereinafter set forth, the Parties hereto hereby agree as follows:

1. Exchange of Stock.
   ------------------

Exchange Agreement. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, the Company shall recommend to the Shareholders to deliver to the Buyer, in exchange for Buyers' Shares on the basis of 2.845618 Buyers Shares for each Company Share, all of their Company Shares. The maximum number of Company Shares available to be exchanged by the Shareholders hereunder is 5,717,563 common shares. These shares represent 100% of the total shares outstanding of the Company. The Buyer reserves the right to accept less than 5,717,563 Company Shares in the case where less than 5,717,563 Company Shares are offered by the Shareholders for exchange and further reserves the right to withdraw the share exchange offer in the event that insufficient Company Shares, at the Buyers sole discretion, are offered for exchange.

Exchange of Company Shares for Buyer Shares. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on the Closing Date (as such term is hereinafter defined), the Buyer shall cause to be delivered to the Shareholders, up to 16,270,000 Buyer Shares (depending on the number of Company Shares tendered to this offer). The Buyer and the Shareholders acknowledge that the Buyers' Shares to be exchanged will consist of 5,142,857 Buyer treasury shares and 11,127,143 previously-issued Buyer shares. In the case where 100% of the Company Shares are offered for exchange, the Buyer shall cause to be delivered to the Shareholders, 16,270,000 shares of the common stock of the Buyer ("Buyers' Shares"), equal to 70% of the Buyers equity after the Closing, to be distributed to the Shareholders based upon their respective pro rata percentage interest in the Company. Upon the consummation of this transaction, the Company shall be a wholly or partially-owned subsidiary of the Buyer (depending on the number of Company Shares offered for exchange).

     1.3 Options. Buyer hereby agrees that it shall abide by the terms and conditions of any and all options issued by the Company as of the Closing for a period of two years from the date Buyer commences trading on the OTC Electronic Bulletin Board, and upon exercise Buyer shall issue to such option holders shares of common stock of Buyer at a conversion rate of 2.84 shares of Buyer's common stock for each option share exercised.

     1.4 Closing. The closing of the transaction contemplated herein (the "Closing") will be at the office of the Company on or before February 10, 2004, or at such other place or at such other date and time as the Company and the Buyer may mutually agree. Such date and time of Closing is herein referred to as the "Closing Date."

     1.5 Effective Date. Notwithstanding the Closing Date, the effective date of the transactions contemplated herein shall be January 1, 2004 (the "Effective Date").

The Company represents and warrants to the Buyer as follows:
------------------------------------------------------------

Existence and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Alberta. The Company is duly licensed or qualified to do business and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary.

Corporate Authority. The Company has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

Compliance with Law. The Company is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which the Company is a party or is subject, and the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject. The Company has obtained all licenses, permits and other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

Authorization; Validity and Effect of Agreements. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by the Company, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of the Company enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought. The execution and delivery of this Agreement by the Company does not and the consummation of the transactions contemplated hereby will not (i) require the consent of any third party, (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Company pursuant to any provision of, any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which Buyer is a party or by which it is bound, and (iii) violate or conflict with any provision of the by-laws or articles of incorporation of Buyer as amended to the date of this Agreement.

The Buyer represents and warrants to the Company and the Shareholders as follows:

Existence and Good Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Buyer is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary.

Corporate Authority. Buyer has all requisite corporate power and authority to own its properties and carry on its business as now conducted.

Compliance with Law. Buyer is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which Buyer is a party or is subject, and Buyer is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject. Buyer has obtained all licenses, permits or other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

Authorization; Validity and Effect of Agreements. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by Buyer, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of Buyer enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefore may be brought. The execution and delivery of this Agreement by the Buyer does not and the consummation of the transactions contemplated hereby will not (i) require the consent of any third party, (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Company pursuant to any provision of, any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which Buyer is a party or by which it is bound, and (iii) violate or conflict with any provision of the by-laws or articles of incorporation of Buyer as amended to the date of this Agreement.

4. Conditions of Closing.
   ----------------------

Buyer's Conditions of Closing. The obligation of Buyer to exchange the Company Shares shall be subject to and conditioned upon the satisfaction (or waiver by Buyer) at the Closing of each of the following conditions:

4.1(a) All representations and warranties of Shareholders contained in this Agreement and the Schedules hereto shall be true and correct at and as of the Closing Date, Shareholders shall have performed all agreements and covenants and satisfied all conditions on its part to be performed or satisfied by the Closing Date pursuant to the terms of this Agreement, and Buyer shall have received a certificate of the Shareholders dated the Closing Date to such effect.

4.1(b) Shareholders shall have delivered to Buyer, certificates and other instruments representing Company Shares, duly endorsed for transfer or accompanied by appropriate stock powers (in either case executed in blank or in favor of Buyer with the execution thereof guaranteed by a bank or trust company), together with all other documents necessary or appropriate to validly transfer the Company Shares to Buyer free and clear of all security interests, liens, encumbrances and adverse claims.

4.1(c) At Closing, neither any investigation of the Company by Buyer, nor the Schedules attached hereto or any supplement thereto nor any other document delivered to Buyer as contemplated by this Agreement, shall have revealed any facts or circumstances which, in the sole and exclusive judgment of Buyer and regardless of the cause thereof, reflect in an adverse way on the Company or its financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects.

4.1(d) The approval and all consents from third parties and governmental agencies required to consummate the transactions contemplated hereby shall have been obtained.

4.1(e) No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

4.1(f) As of the Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby, which is unduly burdensome on Buyer.

4.1(g) As of the Closing, there shall have been no material adverse change in the amount of issued and outstanding common stock of the Company.

Shareholders Conditions of Closing. The obligation of Shareholders to exchange their Company Shares shall be subject to and conditioned upon the satisfaction (or waiver by Shareholders) at the Closing of each of the following conditions:

4.2(a) All representations and warranties of Buyer contained in this Agreement shall be true and correct at and as of the Closing Date and Buyer shall have performed all agreements and covenants and satisfied all conditions on its part to be performed or satisfied by the Closing Date pursuant to the terms of this Agreement, and Shareholders shall have received a certificate of Buyer dated the Closing Date to such effect.

4.2(b) Buyer shall have effected the share exchange in accordance with Section 1 of this Agreement by delivering to Shareholders certificates and other instruments representing Buyer's Shares, (a) in the case of previously-issued Buyer shares, duly endorsed for transfer or accompanied by appropriate stock powers (in either case executed in blank or in favor of Shareholders with the execution thereof guaranteed by a bank or trust company), and/or (b) in the case of newly-issued Buyer treasury shares, in the name of the individual who is tendering Company Shares to this offer, together with all other documents necessary or appropriate to validly transfer the Buyer's Shares to Shareholders free and clear of all security interests, liens, encumbrances and adverse claims.

4.2(c) Prior to the anticipated share exchange transaction, the Buyer has a total of 18,100,000 shares of common voting stock outstanding. Immediately after the closing, the Buyer will have 23,242,857 shares issued and outstanding of which the Shareholders will own 16, 270,000 shares. There will be no other shares of any class issued and/or outstanding and there will be no debt obligations outstanding. The Buyer, at Closing, will have a minimum of US$425,000 in unencumbered cash in its bank account prior to paying any closing expenses and prior to the anticipated private placement for US$385,000 in the Company.

4.2(d) The approval and all consents from third parties and governmental agencies required to consummate the transactions contemplated hereby shall have been obtained.

4.2(f) No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

4.2(g) As of the Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby, which is unduly burdensome on Shareholders.

4.2(h) As of the Closing, there shall have been no material adverse change in the amount of issued and outstanding common stock of Buyer.

4.2(i) At the Closing, the then officers and directors of the Buyer will resign and be replaced by two nominees of the Company.

4.2(j) The Buyer shall, if it elects to accept any tendered Company Shares and close the Transaction, continue to accept Company Shares on the terms and conditions set out in this Agreement, until June 1, 2004, from those Shareholders who did not tender their Company Shares to the offer due to lack of knowledge of the offer or because of other extenuating circumstances.

5. Termination.
   ------------

5.1 Methods of Termination. The transactions contemplated herein may be terminated and/or abandoned at any time before or after approval thereof by any of the Parties but not later than the Closing:

5.1.1 By mutual consent of Buyer, Shareholders, and the Company; or

By the Buyer, if any of the conditions provided for in Section 4.1 hereof shall not have been met or waived in writing by Buyer at or prior to Closing; or

By the Shareholders, if any of the conditions provided for in Section 4.2 hereof shall not have been met or waived in writing by Shareholders at or prior to Closing.

Procedure Upon Termination. In the event of termination by the Buyer or the Shareholders, as applicable, pursuant to Section 5.1 hereof, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by the Buyer or the Company. If the transactions contemplated by this Agreement are so terminated: Each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, to the party furnishing the same; and

5.2.2 No party hereto shall have any liability or further obligation to any other party to this Agreement.


6. Miscellaneous.
   --------------

     Notice. Any notice required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed as follows:


            If to Buyer/          Unitech Energy Corp. (Nevada)
            Shareholders          c/o The O'Neal Law Firm, P.C.
                                  668 North 44th Street
                                  Suite 233
                                  Phoenix, Arizona 85008
                                  Attention: William D. O'Neal, Esq.

            If to the Company:    Unitech Energy Corp. (Alberta)
                                  Suite 1250, 520 - 5th Ave. S.W.
                                  Calgary, Alberta, T2P 3R7
                                  Attention: James Durward

     or to such other address as any Party shall specify by written notice so given), and shall be deemed to have been delivered as of the date so personally delivered or mailed.

Execution of Additional Documents. The parties hereto will at any time, and from time to time after the Closing Date, upon request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to carry out the intent of this Agreement, and to transfer and vest title to any Company Shares being transferred hereunder, and to protect the right, title and interest in and enjoyment of all of the Company Shares sold, granted, assigned, transferred, delivered and conveyed pursuant to this Agreement; provided, however, that this Agreement shall be effective regardless of whether any such additional documents are executed.

Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Entire Agreement. This Agreement, together with the Exhibits, Schedules and other documents contemplated hereby, constitute the final written expression of all of the agreements between the parties, and is a complete and exclusive statement of those terms. It supersedes all understandings and negotiations concerning the matters specified herein. Any representations, promises, warranties or statements made by either party that differ in any way from the terms of this written Agreement and the Exhibits, Schedules and other documents contemplated hereby, shall be given no force or effect. The parties specifically represent, each to the other, that there are no additional or supplemental agreements between them related in any way to the matters herein contained unless specifically included or referred to herein. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by all parties.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta exclusive of the conflict of law provisions thereof.

Survival. All of the terms, conditions, warranties and representations contained in this Agreement shall survive the Closing.

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Faxed signatures are acceptable.

Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

Waivers.  Either the Buyer or Shareholders  may, by written notice to the other,
(i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions or covenants of the other contained in this Agreement; or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

Merger  of  Documents.   This   Agreement  and  all   agreements  and  documents
contemplated hereby constitute one agreement and are interdependent upon each other in all respects.

Severability. If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

Assignability. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

Limited Power of Attorney. Any Shareholder who, by their signature on Schedule A attached hereto, accepts this offer, hereby grants James Durward the power to act as their attorney, on their behalf and only as it relates to this offer, and to take any and all actions necessary to cause the exchange of their Company Shares for Buyer Shares as set out in this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first above written.



UNITECH ENERGY CORP., an Alberta corporation

By:/s/ James Durwood
   --------------------------------
       James Durward, its President

BUYER:

UNITECH ENERGY CORP., a Nevada corporation

By: /s/ Kevin Ericksteen
    -----------------------------------
        Kevin Ericksteen, its President

The SHAREHOLDERS, by their signature accompanying their name on Schedule A attached hereto.

                                   SCHEDULE A

/s/ Daniel P. Allen
-----------------------------
    Daniel P. Allen

/s/ Kirk Aulin
-----------------------------
    Kirk Aulin

/s/ Patty Aulin
-----------------------------
    Patty Aulin

/s/ Steve Aura
-----------------------------
    Steve Aura

/s/ Peter Baines
-----------------------------
    Peter Baines

/s/ Douglas Barret
-----------------------------
    Douglas Barret

/s/ Stan Bott
-----------------------------
    Stan Bott

/s/ Doris Durante
-----------------------------
    Doris Durante

/s/ Jeannie Durante
-----------------------------
    Jeannie Durante

/s/ Peter Durante
-----------------------------
    Peter Durante

/s/ Randall Durante
-----------------------------
    Randall Durante

/s/ Beverly Ericksteen
-----------------------------
    Beverly Ericksteen

/s/ Jo Ann Ericksteen
-----------------------------
    Jo Ann Ericksteen

/s/ Mike Finch
-----------------------------
    Mike Finch

/s/ Darlene Gouin
-----------------------------
    Darlene Gouin

/s/ Edwin Gouin
-----------------------------
    Edwin Gouin

/s/ Gary Ireland
-----------------------------
    Gary Ireland

/s/ David Laforge
-----------------------------
    David Laforge

/s/ Nancy Laforge
-----------------------------
    Nancy Laforge

/s/ Sharon Lorence
-----------------------------
    Sharon Lorence

/s/ Brett McLean
-----------------------------
    Brett McLean

/s/ Dionne Newman
-----------------------------
    Dionne Newman

/s/ Andy Miller
-----------------------------
    Andy Miller

/s/ Gary L. Moore
-----------------------------
    Gary L. Moore

/s/ Mike Newman
-----------------------------
    Mike Newman

/s/ Deanna Olson
-----------------------------
    Deanna Olson

/s/ Robert Olson
-----------------------------
    Robert Olson

/s/ Dave Pehl
-----------------------------
    Dave Pehl

/s/ Kelly Pehl
-----------------------------
    Kelly Pehl

/s/ Steven Rodgers
-----------------------------
    Steven Rodgers

/s/ Everett Sponaugle
-----------------------------
    Everett Sponaugle

/s/ Sandy Sponaugle
-----------------------------
    Sandy Sponaugle

/s/ Mike Tateishi
-----------------------------
    Mike Tateishi

/s/ Darryl Tateishi
-----------------------------
    Darryl Tateishi

/s/ Darryl Walker
-----------------------------
    Darryl Walker

/s/ Jim Weiler
-----------------------------
    Jim Weiler